UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: September 8, 2010

SONNEN CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

000-52803 (Commission File Number)	98-0514037 (IRS Employer Identification Number)

Robert Miller, Chief Executive Officer

2829 Bird Avenue, Suite 12, Miami, Florida 33133

(Address of principal executive offices)

(305) 529-4888
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                              Changes in Registrant’s Certifying Accountant

(a)(i)    Dohan + Company P.A., CPA’s

On September 8, 2010, upon the authorization and approval of its board of directors, Sonnen Corporation (the “Company”) dismissed Dohan + Company P.A., CPA’s (“Dohan”) as its independent registered public accounting firm.

The report of Dohan on the consolidated financial statements of the Company as of and for the year ended June 30, 2009, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles though it did include an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the year ended June 30, 2009, and through September 8, 2010, there were no disagreements with Dohan on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dohan, would have caused Dohan to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements as of and for the year ended June 30, 2009.

The Company has requested that Dohan furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated September 14, 2010 is filed herewith as Exhibit 16.1.

(a)(ii)   Moore & Associates, Chartered

On August 11, 2009, upon the authorization and approval of its board of directors, the Company dismissed Moore & Associates, Chartered (“Moore”) as its independent registered public accounting firm.

On August 27, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation.

The report of Moore on the consolidated financial statements of the Company as of and for the year ended June 30, 2008 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles though it did express uncertainty regarding the Company’s ability to continue as a going concern.

During the year ended June 30, 2008 and through August 11, 2009, there were no  disagreements  with  Moore on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore, would  have  caused  Moore to  make reference to the  subject  matter  of the disagreement in its reports on the Company’s consolidated financial statements as of and for the year ended June 30, 2008.

The Company requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements.  A copy of such letter, dated August 14, 2009 is incorporated herewith by reference as Exhibit 16.1 to the Form 8-K filed with the Commission on August 18, 2009.

(b)        On September 8, 2010, upon the authorization and approval of the board of directors, the Company engaged BehlerMick PS (“BehlerMick”) as its independent registered public accounting firm.

No consultations occurred between the Company and BehlerMick during the years ended June 30, 2009 and 2008 and through September 8, 2010 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                              Financial Statements and Exhibits

The following exhibit is attached as part of this report:

Exhibit         Page

No.              No.                      Description

16.1             Attached               Letter from Dohan + Company P.A., CPA’s to the Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Sonnen Corporation

By: /s/ Robert Miller                                                                September 22, 2010

Name: Robert Miller

Title: Chief Executive Officer